UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2021 (August 25, 2021)

Cascadia Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40762	86-2105250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 2nd Avenue, Suite 1200

Seattle, Washington 98104

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (206) 436-2550

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	CCAI.U	Nasdaq
Shares of Class A common stock, par value $0.0001 per share, included as part of the Units	CCAI	Nasdaq
Redeemable Warrants included as part of the Units	CCAI.W	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 30, 2021, Cascadia Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 15,000,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Pursuant to the Underwriting Agreement (defined below), the Company granted the underwriter a 45-day option to purchase up to 2,250,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258515) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on August 5, 2021 (as amended, the “Registration Statement”):

•

An Underwriting Agreement, dated August 25, 2021 (the “Underwriting Agreement”), by and between the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated August 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated August 25, 2021 (the “Letter Agreement”), by and among the Company, its officers, its directors and the Company’s sponsor, Cascadia Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated August 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•

A Registration Rights Agreement, dated August 25, 2021, by and among the Company, the Sponsor and the holders signatory thereto, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated August 25, 2021 (the “Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•	A Services Agreement, dated August 25, 2021, by and between the Company and Cascadia Capital Holdings, LLC, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

Indemnity Agreements, dated August 25, 2021, by and between the Company and each of Michael Butler and Jamie Boyd, in the form previously filed as Exhibit 10.5 to the Registration Statement and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of an aggregate of 5,000,000 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $5,000,000. The Private Placement Warrants are identical to the Warrants included in the Units sold as part of the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 30, 2021, in connection with the IPO, Edgar Lee, Scott Prince and Arun Venkatadri were appointed to the board of directors of the Company (the “Board”). Messrs. Lee, Prince and Venkatadri are independent directors. Effective August 30, 2021, Messrs. Lee, Prince and Venkatadri were appointed to the Board’s Audit Committee, Compensation Committee, and Nominating & Governance Committee, with Mr. Lee serving as chair of the Audit Committee, Mr. Prince serving as chair of the Compensation Committee and Mr. Venkatadri serving as chair of the Nominating & Governance Committee.

On August 30, 2021, in connection with their appointments to the Board, each of Messrs. Lee, Prince and Venkatadri entered into an indemnity agreement with the Company in the form previously filed as Exhibit 10.5 to the Registration Statement.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The description of the indemnity agreement is qualified in its entirety by reference to the form of indemnity agreement, a copy of which is attached as Exhibit 10.5 to the Registration Statement and is incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 25, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $150,000,000, comprised of $145,000,00 of the proceeds from the IPO and $5,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses, if any), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 18 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 18 months from the closing of the IPO, subject to applicable law.

On August 25, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On August 30, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 25, 2021, by and between the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated August 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated August 25, 2021, by and among the Company, its officers and directors and the Sponsor, Cascadia Acquisition Sponsor LLC.

10.2	Investment Management Trust Agreement, dated August 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated August 25, 2021, by and between the Company, the Sponsor and the holders signatory thereto.

10.4	Private Placement Warrants Purchase Agreement, dated August 25, 2021, by and between the Company and the Sponsor.

10.5	Services Agreement, dated August 25, 2021, by and between the Company and Cascadia Capital holdings, LLC.

99.1	Press Release, dated August 25, 2021.

99.2	Press Release, dated August 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cascadia Acquisition Corp.

By:	/s/ Jamie Boyd
Name: Jamie Boyd
Title: Chief Executive Officer

Dated: August 31, 2021